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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 April 21, 2003
                        (Date of earliest event reported)

                         Commission file number: 0-20167

                       NORTH COUNTRY FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)


MICHIGAN                                                      38-2062816
(State or other jurisdiction of                               (I.R.S. Employer
 incorporation or organization)                               Identification No)

130 SOUTH CEDAR STREET, MANISTIQUE, MI                        49854
(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code: (800) 200-7032




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ITEM 5.       OTHER EVENTS AND REGULATION FD DISCLOSURE

              North Country Financial Corporation has employed an Executive
Vice President - Chief Financial Officer, Mr. Robert Taylor, effective April 21, 2003. Mr. Taylor has over 20 years of experience in banking, savings and loans and public accounting. Mr. Taylor had most previously been employed by a bank holding company, ABN AMRO North America, as Senior Vice President and Director of Financial Accounting. Prior to that he was the Chief Financial Officer for ABN AMRO's $11.0 billion asset size thrift subsidiary, LaSalle Talman Bank.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to the signed on its behalf by the undersigned hereunto duly authorized.

                                            NORTH COUNTRY FINANCIAL CORPORATION


Date: April 28, 2003                        By:      /s/ Sherry L. Littlejohn
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                                            Sherry L. Littlejohn, President and
                                              Chief Executive Officer